EXCHANGE TRADED CONCEPTS TRUST

Capital link NEXTGEN VEHICLES & TECHNOLOGY ETF

NYSE Arca Ticker: EKAR

Supplement dated February 5, 2021 to the currently effective

Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information for the Capital Link NextGen Vehicles & Technology ETF (the “Fund”) and should be read in conjunction with those documents.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about April 6, 2021, the Fund’s non-fundamental investment policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in certain investments will change as follows:

Current Policy	New Policy
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of vehicle and technology companies.	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of Green Energy Transport and Technology Leaders (as defined below).

In addition, the Fund’s name, index, and investment objective will change as follows:

	Current	New
Name	Capital Link NextGen Vehicles & Technology ETF	Capital Link Global Green Energy Transport and Technology Leaders ETF
Index	ATFI NextGen Transport Technology Index	Global Green Energy Transport and Technology Leaders Index
Investment Objective	The Fund seeks to provide investment results that, before fees and expenses, track the performance of the ATFI NextGen Transport Technology Index.	The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Global Green Energy Transport and Technology Leaders Index (the “Index”).

Specific revisions will be made to the Fund’s Prospectus in light of these changes as set forth below.

Principal Investment Strategies

The “Principal Investment Strategies” section will be replaced with the following:

The Fund will normally invest at least 80% of its total assets in securities of the Index. The Index is designed to measure the performance of a portfolio of companies that have business involvement in the development or use of or investment in new energy vehicles, autonomously driven vehicles, battery technology, renewable energy, and energy storage (“Green Energy Transport and Technology Leaders”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of Green Energy Transport and Technology Leaders.

The Index was designed by Capital Link (the “Index Sponsor”) using a proprietary natural language processing (“NLP”) algorithmic stock selection methodology developed by ALLINDEX (the “Methodology”). The eligible universe of Index components includes companies that: (1) are listed on major stock exchanges of developed and emerging markets countries, as defined by ALLINDEX according to the rules-based Methodology; (2) have a minimum market capitalization of $100 million and a minimum average daily traded value for the last 6 months greater than or equal to $1 million; and (3) have a minimum free float market capitalization (shares publicly available for purchase on the stock market) equivalent to 10% of shares outstanding. Shares of common stock, units, tracking stocks, American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) are eligible for inclusion in the Index. Where securities of eligible companies have multiple share classes listed on major exchanges, the most liquid share class as determined by the average daily traded value for the sixth month period preceding the date companies are screened for inclusion. The Index may include China A-shares, which are shares of mainland China-based companies that trade on the Chinese stock exchanges.

From this eligible universe, companies are screened according to the Methodology for their investment in, production of materials and components for, or development of technologies for Green Energy Transport and Technology Leaders using ALLINDEX’s NLP algorithm. The algorithm identifies a relationship between certain keywords that are representative of targeted investment trends and themes, as well as investment securities whose short- and long-term values are affected by such trends and themes. The algorithm reads through a large volume of textual data on an online media platform and databases and identifies companies that are strongly tied to new energy vehicles, autonomously driven vehicles, battery technology, renewable energy, and energy storage.

These strongly-tied screened companies are then grouped into the following “stakeholder” categories: (1) Battery Producers (companies that mine or produce materials, chemicals, and components that are used in the production of batteries and renewable energy); (2) Original Equipment Manufacturers (OEMs) (companies that design, manufacture or distribute new energy vehicles, autonomous vehicles, renewable energy, and energy storage); (3) Suppliers (companies that produce or distribute parts and components used for the remaining four categories, including thermal management (heating/cooling) systems and drive-train elements (other than batteries)); (4) Semiconductors & Software (companies that produce semiconductors & software used in new energy vehicles and autonomously driven vehicles, including advanced driver-assistance systems (ADAS), Light Detection & Ranging (LiDAR), and infotainment, and companies that develop software necessary for sensing, mapping and providing driving policy within new energy vehicles and autonomously driven vehicles); and (5) Renewable Energy Producers (companies that produce renewable energy, such as wind, light, or water).

Once eligible companies are grouped into the stakeholder categories, companies are ranked within their category based on a score applied using the Methodology. In order to limit overconcentration of the Index in a stakeholder category, the following rules are applied in constructing the final Index: (1) Index components are selected based on rankings within their stakeholder category; (2) the maximum number of Index components in each stakeholder category is capped consistent with the index methodology; and (3) components chosen for inclusion in the Index are equally weighted. Index components are reconstituted in June and December and rebalanced in March and September.

The Fund employs a “passive management” investment strategy designed to track the performance of the Index. Exchange Traded Concepts, LLC (the “Adviser”) generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to their respective weightings in the Index. However, the Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

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The Fund may invest up to 20% of its total assets in investments that are not included in the Index, but that the Adviser believes will help the Fund track the performance of the Index.

The Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. In addition, in replicating the Index, the Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more sectors.

Capital Link and ALLINDEX are not affiliates of the Fund or the Adviser. The Index is calculated and administered by Solactive AG, which is not an affiliate of the Fund, the Adviser or the Index Sponsor. The Adviser has entered into a license agreement with the Index Sponsor pursuant to which the Adviser pays a fee to use the Index. The Adviser is sublicensing rights to the Index to the Fund at no charge.

Principal Risks of Investing in the Fund

Under “Principal Risks”, “Next Generation Vehicles Risk” will be deleted and the following will be added:

China A-Shares Investment Risk. The liquidity of the A-shares market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of other markets because the Chinese government restricts the flow of capital into and out of the A-shares market. The Fund may experience losses due to illiquidity of the Chinese securities markets or delay or disruption in execution or settlement of trades. The Fund’s investments in A-shares may become subject to frequent and widespread trading halts.

In addition, Stock Connect, which is a securities trading and clearing link between the mainland China stock exchanges and the Hong Kong stock exchange, only operates on days when the Chinese and Hong Kong stock markets are each open for trading and when banks in each market are open on the corresponding settlement days. The Fund may purchase and sell A-shares through Stock Connect only on days when Stock Connect and U.S. markets are open for trading. Therefore, if it is a normal trading day for the Chinese market but Hong Kong and/or U.S. markets are closed, the Fund will not be able to trade any A-shares. The Fund may be subject to the risk of price fluctuations in A-shares on such days. The Fund is also subject to the risk that it will not be able to buy or sell A-shares in a timely manner on days when the U.S. markets are open but Stock Connect is not.

Green Energy Transport and Technology Leaders Risk. Companies’ involvement in green energy transport and technology is a relatively new development and there can be no assurance that such companies’ goods and services will be widely adopted by the general public. Such companies may be sensitive to risks associated with emerging technology companies, which include, but are not limited to, small or limited markets for securities of such companies, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. These companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Changes to Fund Management

Penserra Capital Management LLC no longer serves as the Fund’s sub-adviser. Exchange Traded Concepts, LLC continues to serve as the Fund’s investment adviser and the following persons serve as the Fund’s portfolio managers:

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Andrew Serowik. Mr. Serowik joined the Adviser from Goldman Sachs in May 2018. He began his career at Spear, Leeds & Kellogg, continuing with Goldman after its acquisition of SLK in September 2000. During his career of more than 18 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in finance.

Travis Trampe. Mr. Trampe joined the Adviser in May 2018 and has over 17 years of investment management experience. Prior to joining the Adviser, Mr. Trampe served as a portfolio manager for over ten years for passive and active strategies including fully replicated, optimized and swap-based funds for Invesco PowerShares, FocusShares and other sponsors. He has extensive knowledge in trading, research, and analysis within US and Global Equity markets, including UCITS. He was responsible for building internal portfolio management capabilities, trading and infrastructure and daily operations. He graduated with Highest Distinction Honors from the Nebraska Wesleyan University in 1994 with a Bachelor of Science degree in finance and a minor in mathematics.

Todd Alberico. Mr. Alberico joined the Adviser in November 2020, having spent the past 14 years in ETF trading at Goldman Sachs, Cantor Fitzgerald, and, most recently, Virtu Financial. He spent most of that time focused on the Trading and Portfolio Risk Management of ETFs exposed to international and domestic equity. He has worked on several different strategies including lead market-making and electronic trading, to customer facing institutional business developing models for block trading as well as transitional trades. Mr. Alberico graduated from St. John’s University in NY with a Bachelor of Science degree in Finance.

Gabriel Tan. Mr. Tan joined the Adviser in May 2019 as an Associate Portfolio Manager and was promoted to Portfolio Manager in December 2020. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. During his time there, he developed comprehensive wealth management solutions focused on portfolio optimization, trust and estate planning, and tax planning.

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